EXHIBIT 12.(b)

STARBOARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of The Vilas Fund (the “Fund”), a series of the Starboard Investment Trust on Form N-CSR for the period ended February 28, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, John C. Thompson, Principal Executive Officer and Principal Financial Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: April 29, 2011	By:	/s/ John C. Thompson
John C. Thompson President, Treasurer, Principal Executive Officer and Principal Financial Officer The Vilas Fund

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

EXHIBIT 12.(b)

STARBOARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Roumell Opportunistic Value Fund (the “Fund”), a series of the Starboard Investment Trust on Form N-CSR for the period ended February 28, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, James C. Roumell, Principal Executive Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: April 29, 2011	By:	/s/ James C. Roumell
James C. Roumell President and Principal Executive Officer Roumell Opportunistic Value Fund

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

STARBOARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Roumell Opportunistic Value Fund (the “Fund”), a series of the Starboard Investment Trust on Form N-CSR for the period ended February 28, 2010, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Craig L. Lukin, Principal Financial Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: April 29, 2011	By:	/s/ Craig L. Lukin
Craig L. Lukin Treasurer and Principal Financial Officer Roumell Opportunistic Fund

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.